UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2017

SUN HYDRAULICS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-21835	59-2754337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 West University Parkway, Sarasota, Florida	34243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 362-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of the Company was held on June 5, 2017. At the meeting, the following actions were taken by the shareholders:

Douglas M. Britt was elected as a Director, to serve until the Annual Meeting in the year 2019. Christine L. Koski and Alexander Schuetz were elected as Directors, to serve until the Annual Meeting in the year 2020. All Directors serve until their respective successors are elected and qualified or until their earlier resignation, removal from office or death. The votes cast for and withheld were as follows:

	Voted For	Withheld	Non Votes
Christine L. Koski	22,089,465	1,013,612	1,913,234
Alexander Schuetz	22,622,588	480,489	1,913,234
Douglas M. Britt	22,363,885	739,192	1,913,234

The ratification of the appointment of Grant Thornton, LLP as the independent registered public accounting firm to report upon the financial statements of the Company for the year ended December 30, 2017. The voting on the ratification was as follows:

For	23,338,133
Against	1,635,537
Abstain	42,641

The Advisory Vote on Executive Compensation was as follows:

For	17,926,712
Against	5,130,522
Abstain	45,843
Non Votes	1,913,234

The Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation was as follows:

1 year	20,782,518
2 years	70,080
3 years	2,223,845
Abstain	26,634
Non Votes	1,913,234

As the Company’s Board of Directors recommended, and a majority of the votes cast approved, the Company will submit executive compensation to the shareholders on an annual basis until the issue of the frequency of such vote is again brought before the shareholders.

Item 8.01.Other Events

On June 8, 2017, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing a $0.09 per share cash dividend on its common stock, payable on July 15, 2017, to shareholders of record as of June 30, 2017.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

99.1   Press release dated June 8, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HYDRAULICS CORPORATION

Dated: June 8, 2017	By:	/s/ Tricia L. Fulton
Tricia L. Fulton
Chief Financial Officer (Principal Financial and Accounting Officer)